                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) : November 13, 2000


                          SIMON PROPERTY GROUP, INC.
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            (Exact name of registrant as specified in its charter)




         Delaware                    001-14469                   046268599
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



                         115 WEST WASHINGTON STREET
                           INDIANAPOLIS, INDIANA                        46204
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                      (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: 317.636.1600
                                                           ------------


                                Not Applicable
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         (Former name or former address, if changed since last report)



                              Page 1 of 45 Pages
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Item 5.  Other Events

         On November 7, 2000, the Registrant issued a press release containing information on earnings for the quarter and nine months ended September 30, 2000 and other matters. A copy of the press release is included as an exhibit to this filing.

         On November 13, 2000, the Registrant made available additional ownership and operation information concerning the Registrant, SPG Realty Consultants, Inc. (the Registrant's paired-share affiliate), Simon Property Group, L.P., and properties owned or managed as of September 30, 2000, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is available upon request as specified therein.

Item 7.  Financial Statements and Exhibits

         Financial Statements:

                  None


         Exhibits:

                                                                         Page Number in
Exhibit No.                    Description                                 This Filing
-----------                    -----------                               --------------
   99.1                        Supplemental Information                         5
                               as of September 30, 2000

   99.2                        Earnings Release for the                        38
                               quarter and nine months
                               ended September 30, 2000


                              Page 2 of 45 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated: November 13, 2000




                                     SIMON PROPERTY GROUP, INC.


                                     By:________________________________
                                             Stephen E. Sterrett,
                                            Chief Financial Officer


                              Page 3 of 45 Pages

                             SIMON PROPERTY GROUP
                               Table of Contents
                           As of September 30, 2000

Description                                                                                 Page
-----------                                                                                 ----
Exhibit 99.1    Supplemental Information

                Overview                                                                     5

                Ownership Structure                                                         6-8

                Reconciliation of Income to Funds from Operations ("FFO")                    9

                Selected Financial Information                                             10-12

                Portfolio GLA, Occupancy & Rent Data                                        13

                Rent Information                                                            14

                Lease Expirations                                                          15-16

                Debt Amortization and Maturities by Year                                    17

                Summary of Indebtedness                                                     18

                Summary of Indebtedness by Maturity                                        19-25

                Summary of Variable Rate Debt and Interest Rate
                Protection Agreements                                                      26-27

                New Development Activities                                                  28

                Significant Renovation/Expansion Activities                                 29

                Capital Expenditures                                                        30

                Teleconference Text -- November 8, 2000                                    31-36

Exhibit 99.2    Press Release                                                              37-45

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